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                                                                    Exhibit 23.2


                      Consent of Independent Accountants

The Board of Directors
Technisource, Inc.

We consent to the use of our report incorporated herein by reference.

                                            KPMG LLP

Fort Lauderdale, Florida
May 25, 2001